Exhibit 99.1

SUPPLEMENTAL HISTORICAL SEGMENT FINANCIAL INFORMATION AND SUPPLEMENTAL NON-GAAP

FINANCIAL INFORMATION

Unless the context otherwise requires, the terms “we,” “us,” “our,” “Kraft Heinz,” and the “Company” each refer to The Kraft Heinz Company and all of its consolidated subsidiaries. Unless the context otherwise requires, references to years and quarters contained herein pertain to our fiscal years and fiscal quarters.

Forward-Looking Statements

This supplemental information contains a number of forward-looking statements. Words such as “anticipate,” “assess,” “believe,” “drive,” “evaluate,” “grow,” “improve,” “intend,” “invest,” “make,” “plan,” “reflect,” “see,” “will,” and variations of such words and similar future or conditional expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding our plans and growth. These forward-looking statements reflect management’s current expectations and are not guarantees of future performance and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond our control.

Important factors that may affect our business and operations and that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, the impacts of COVID-19 and government and consumer responses; operating in a highly competitive industry; our ability to correctly predict, identify, and interpret changes in consumer preferences and demand, to offer new products to meet those changes, and to respond to competitive innovation; changes in the retail landscape or the loss of key retail customers; changes in our relationships with significant customers or suppliers, or in other business relationships; our ability to maintain, extend, and expand our reputation and brand image; our ability to leverage our brand value to compete against private label products; our ability to drive revenue growth in our key product categories or platforms, increase our market share, or add products that are in faster-growing and more profitable categories; product recalls or other product liability claims; climate change and legal or regulatory responses; our ability to identify, complete, or realize the benefits from strategic acquisitions, alliances, divestitures, joint ventures, or other investments; our ability to successfully execute our strategic initiatives; the impacts of our international operations; our ability to protect intellectual property rights; our ownership structure; our ability to realize the anticipated benefits from prior or future streamlining actions to reduce fixed costs, simplify or improve processes, and improve our competitiveness; our level of indebtedness, as well as our ability to comply with covenants under our debt instruments; additional impairments of the carrying amounts of goodwill or other indefinite-lived intangible assets; foreign exchange rate fluctuations; volatility in commodity, energy, and other input costs; volatility in the market value of all or a portion of the commodity derivatives we use; compliance with laws and regulations and related legal claims or regulatory enforcement actions; failure to maintain an effective system of internal controls; a downgrade in our credit rating; the impact of future sales of our common stock in the public market; our ability to continue to pay a regular dividend and the amounts of any such dividends; unanticipated business disruptions and natural events in the locations in which we or our customers, suppliers, distributors, or regulators operate; economic and political conditions in the United States and in various other nations where we do business (including the Russia and Ukraine conflict and its regional and global ramifications); changes in our management team or other key personnel and our ability to hire or retain key personnel or a highly skilled and diverse global workforce; risks associated with information technology and systems, including service interruptions, misappropriation of data, or breaches of security; increased pension, labor, and people-related expenses; changes in tax laws and interpretations; volatility of capital markets and other macroeconomic factors; and other factors. For additional information on these and other factors that could affect our forward-looking statements, see Item 1A, Risk Factors, in our Annual Report on Form 10-K for the year ended December 25, 2021. We disclaim and do not undertake any obligation to update, revise, or withdraw any forward-looking statement in this supplemental information, except as required by applicable law or regulation.

Introduction

Background:

In the second quarter of 2022, we reorganized our segments. For informational purposes only, we have provided this supplemental information to present the effects of this change to certain previously disclosed financial information, including certain unaudited information related to our results of operations by segment and non-GAAP financial measures, for the years ended December 25, 2021, December 26, 2020, and December 28, 2019, as well as for each of the quarters ended March 26, 2022, December 25, 2021, September 25, 2021, June 26, 2021, and March 27, 2021. The segment reorganization in the second quarter of 2022 had no impact on our condensed consolidated financial statements for any of the periods presented in our Quarterly Report on Form 10-Q for the three months ended March 26, 2022 (“Q1 2022 Form 10-Q”) filed on April 28, 2022 or on our consolidated financial statements for any of the periods presented in our Annual Report on Form 10-K for the year ended December 25, 2021 (“2021 Form 10-K”) filed on February 17, 2022.

The following unaudited financial information is based on our historical financial statements after giving effect to the segment reorganization in the second quarter of 2022. You should read this supplemental information in conjunction with our unaudited condensed consolidated financial statements and related notes in our Q1 2022 Form 10-Q and our audited consolidated financial statements and related notes in our 2021 Form 10-K. The financial information contained in this report is not indicative of future or annual results.

Segment Changes:

As previously described in our Q1 2022 Form 10-Q, prior to the reorganization of our segments in the second quarter of 2022, we managed and reported our operating results through three reportable segments defined by geographic region: United States, International, and Canada.

During the fourth quarter of 2021, certain organizational changes were announced that impacted our internal reporting and reportable segments beginning in the second quarter of 2022. As a result of these changes, which are intended to advance and support our long-term growth plans by streamlining and synergizing our United States and Canada businesses, we combined our United States and Canada zones to form the North America zone.

After these organizational changes were announced, we reassessed our reportable segment structure in accordance with Accounting Standards Codification 280, Segment Reporting. Under our new organizational structure, our chief operating decision maker assesses the performance of and makes decisions about resources to be allocated to our operating segments, which were also determined to be our reportable segments, as follows: North America and International.

Therefore, effective in the second quarter of 2022, we manage and report our operating results through two reportable segments defined by geographic region: North America and International.

Results of Operations by Segment

In this supplemental information, in addition to results prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), we disclose certain non-GAAP financial measures. These non-GAAP financial measures assist management in comparing our performance on a consistent basis for purposes of business decision-making by removing the impact of certain items that management believes do not directly reflect our underlying operations. For additional information and reconciliations from GAAP financial measures see the Non-GAAP Financial Measures section.

Management evaluates segment performance based on several factors, including net sales, Organic Net Sales, and Segment Adjusted EBITDA. Organic Net Sales is a non-GAAP financial measure. See the Non-GAAP Financial Measures section for additional information. Segment Adjusted EBITDA is defined as net income/(loss) from continuing operations before interest expense, other expense/(income), provision for/(benefit from) income taxes, and depreciation and amortization (excluding restructuring activities); in addition to these adjustments, we exclude, when they occur, the impacts of divestiture-related license income (e.g., income related to the sale of licenses in connection with the Cheese Transaction), restructuring activities, deal costs, unrealized gains/(losses) on commodity hedges (the unrealized gains and losses are recorded in general corporate expenses until realized; once realized, the gains and losses are recorded in the applicable segment’s operating results), impairment losses, certain non-ordinary course legal and regulatory matters, and equity award compensation expense (excluding restructuring activities). Segment Adjusted EBITDA is a tool that can assist management and investors in comparing our performance on a consistent basis by removing the impact of certain items that management believes do not directly reflect our underlying operations. Management also uses Segment Adjusted EBITDA to allocate resources.

Additionally, certain of the historical Organic Net Sales figures presented within this supplemental information differ from previously disclosed amounts as a result of excluding the impact of the sales of certain assets in our global nuts business (the “Nuts Transaction”) and our global cheese business (the “Cheese Transaction”), consistent with our definition of Organic Net Sales in the Non-GAAP Financial Measures section. The Nuts Transaction closed on June 7, 2021 and the Cheese Transaction closed on November 29, 2021. See our Q1 2022 Form 10-Q and our 2021 Form 10-K for additional information on the Nuts Transaction and the Cheese Transaction.

	2021 compared to 2020		2020 compared to 2019

	For the Year Ended
	December 25, 2021	December 26, 2020	December 26, 2020	December 28, 2019

	(in millions)
North America
Net sales	$20,351	$20,844	$20,844	$19,726
Organic Net Sales(a)	18,251	17,994	18,014	16,881
Segment Adjusted EBITDA	5,576	5,946	5,946	5,316
International
Net sales	5,691	5,341	5,341	5,251
Organic Net Sales(a)	5,463	5,299	5,435	5,187
Segment Adjusted EBITDA	1,066	1,058	1,058	1,004

(a)	Organic Net Sales is a non-GAAP financial measure. See the Non-GAAP Financial Measures section for more information.

	For the Three Months Ended
	March 26, 2022	December 25, 2021	September 25, 2021	June 26, 2021	March 27, 2021

	(in millions)
North America
Net sales	$4,601	$5,208	$4,941	$5,202	$5,000
Organic Net Sales(a)	4,602	4,897	4,514	4,554	4,286
Segment Adjusted EBITDA	1,173	1,445	1,273	1,491	1,367
International
Net sales	1,444	1,501	1,383	1,413	1,394
Organic Net Sales(a)	1,479	1,493	1,344	1,300	1,326
Segment Adjusted EBITDA	242	245	252	286	283

(a)	Organic Net Sales is a non-GAAP financial measure. See the Non-GAAP Financial Measures section for more information.

Non-GAAP Financial Measures

The non-GAAP financial measures we provide in this supplemental information should be viewed in addition to, and not as an alternative for, results prepared in accordance with GAAP.

To supplement the GAAP financial information provided, we have presented Organic Net Sales, Adjusted EBITDA, and Constant Currency Adjusted EBITDA, which are considered non-GAAP financial measures. The non-GAAP financial measures presented may differ from similarly titled non-GAAP financial measures presented by other companies, and other companies may not define these non-GAAP financial measures in the same way. These measures are not substitutes for their comparable GAAP financial measures, such as net sales, net income/(loss), or other measures prescribed by GAAP, and there are limitations to using non-GAAP financial measures.

Management uses these non-GAAP financial measures to assist in comparing our performance on a consistent basis for purposes of business decision making by removing the impact of certain items that management believes do not directly reflect our underlying operations. Management believes that presenting our non-GAAP financial measures (i.e., Organic Net Sales, Adjusted EBITDA, and Constant Currency Adjusted EBITDA) is useful to investors because it (i) provides investors with meaningful supplemental information regarding financial performance by excluding certain items, (ii) permits investors to view performance using the same tools that management uses to budget, make operating and strategic decisions, and evaluate historical performance, and (iii) otherwise provides supplemental information that may be useful to investors in evaluating our results. We believe that the presentation of these non-GAAP financial measures, when considered together with the corresponding GAAP financial measures and the reconciliations to those measures, provides investors with additional understanding of the factors and trends affecting our business than could be obtained absent these disclosures.

Organic Net Sales is defined as net sales excluding, when they occur, the impact of currency, acquisitions and divestitures, and a 53rd week of shipments. We calculate the impact of currency on net sales by holding exchange rates constant at the previous year’s exchange rate, with the exception of highly inflationary subsidiaries, for which we calculate the previous year’s results using the current year’s exchange rate. Organic Net Sales is a tool that can assist management and investors in comparing our performance on a consistent basis by removing the impact of certain items that management believes do not directly reflect our underlying operations.

Adjusted EBITDA is defined as net income/(loss) from continuing operations before interest expense, other expense/(income), provision for/(benefit from) income taxes, and depreciation and amortization (excluding restructuring activities); in addition to these adjustments, we exclude, when they occur, the impacts of divestiture-related license income (e.g., income related to the sale of licenses in connection with the Cheese Transaction), restructuring activities, deal costs, unrealized losses/(gains) on commodity hedges, impairment losses, certain non-ordinary course legal and regulatory matters, and equity award compensation expense (excluding restructuring activities). We also present Adjusted EBITDA on a constant currency basis. We calculate the impact of currency on Adjusted EBITDA by holding exchange rates constant at the previous year’s exchange rate, with the exception of highly inflationary subsidiaries, for which we calculate the previous year’s results using the current year’s exchange rate. Adjusted EBITDA and Constant Currency Adjusted EBITDA are tools that can assist management and investors in comparing our performance on a consistent basis by removing the impact of certain items that management believes do not directly reflect our underlying operations.

The Kraft Heinz Company

Reconciliation of Net Sales to Organic Net Sales

For the Year Ended

(dollars in millions)

(Unaudited)

	Net Sales	Currency	Acquisitions and Divestitures	Organic Net Sales
December 25, 2021
North America	$20,351	$114	$1,986	$18,251
International	5,691	205	23	5,463

Kraft Heinz	$26,042	$319	$2,009	$23,714

December 26, 2020
North America	$20,844	$—	$2,850	$17,994
International	5,341	22	20	5,299

Kraft Heinz	$26,185	$22	$2,870	$23,293

Year-over-year growth rates
North America	(2.4)%	0.5 pp	(4.3) pp	1.4%
International	6.5%	3.4 pp	0.0 pp	3.1%
Kraft Heinz	(0.5)%	1.2 pp	(3.5) pp	1.8%

The Kraft Heinz Company

Reconciliation of Net Sales to Organic Net Sales

For the Year Ended

(dollars in millions)

(Unaudited)

	Net Sales	Currency	Acquisitions and Divestitures	Organic Net Sales
December 26, 2020
North America	$20,844	$(21)	$2,851	$18,014
International	5,341	(114)	20	5,435

Kraft Heinz	$26,185	$(135)	$2,871	$23,449

December 28, 2019
North America	$19,726	$—	$2,845	$16,881
International	5,251	27	37	5,187

Kraft Heinz	$24,977	$27	$2,882	$22,068

Year-over-year growth rates
North America	5.7%	(0.1) pp	(0.9) pp	6.7%
International	1.7%	(2.7) pp	(0.4) pp	4.8%
Kraft Heinz	4.8%	(0.7) pp	(0.8) pp	6.3%

The Kraft Heinz Company

Reconciliation of Net Sales to Organic Net Sales

For the Three Months Ended

(dollars in millions)

(Unaudited)

	Net Sales	Currency	Acquisitions and Divestitures	Organic Net Sales
March 26, 2022
North America	$4,601	$(1)	$—	$4,602
International	1,444	(65)	30	1,479

Kraft Heinz	$6,045	$(66)	$30	$6,081

March 27, 2021
North America	$5,000	$—	$692	$4,308
International	1,394	3	5	1,386

Kraft Heinz	$6,394	$3	$697	$5,694

Year-over-year growth rates
North America	(8.0)%	0.0 pp	(14.8) pp	6.8%
International	3.6%	(4.9) pp	1.8 pp	6.7%
Kraft Heinz	(5.5)%	(1.1) pp	(11.2) pp	6.8%

The Kraft Heinz Company

Reconciliation of Net Sales to Organic Net Sales

For the Three Months Ended

(dollars in millions)

(Unaudited)

	Net Sales	Currency	Acquisitions and Divestitures	Organic Net Sales
December 25, 2021
North America	$5,208	$14	$297	$4,897
International	1,501	(6)	14	1,493

Kraft Heinz	$6,709	$8	$311	$6,390

December 26, 2020
North America	$5,529	$—	$777	$4,752
International	1,410	5	6	1,399

Kraft Heinz	$6,939	$5	$783	$6,151

Year-over-year growth rates
North America	(5.8)%	0.3 pp	(9.1) pp	3.0%
International	6.5%	(0.9) pp	0.6 pp	6.8%
Kraft Heinz	(3.3)%	0.1 pp	(7.3) pp	3.9%

The Kraft Heinz Company

Reconciliation of Net Sales to Organic Net Sales

For the Three Months Ended

(dollars in millions)

(Unaudited)

	Net Sales	Currency	Acquisitions and Divestitures	Organic Net Sales
September 25, 2021
North America	$4,941	$25	$402	$4,514
International	1,383	39	—	1,344

Kraft Heinz	$6,324	$64	$402	$5,858

September 26, 2020
North America	$5,116	$—	$674	$4,442
International	1,325	6	5	1,314

Kraft Heinz	$6,441	$6	$679	$5,756

Year-over-year growth rates
North America	(3.4)%	0.5 pp	(5.5) pp	1.6%
International	4.4%	2.6 pp	(0.4) pp	2.2%
Kraft Heinz	(1.8)%	0.9 pp	(4.4) pp	1.7%

The Kraft Heinz Company

Reconciliation of Net Sales to Organic Net Sales

For the Three Months Ended

(dollars in millions)

(Unaudited)

	Net Sales	Currency	Acquisitions and Divestitures	Organic Net Sales
June 26, 2021
North America	$5,202	$53	$595	$4,554
International	1,413	108	5	1,300

Kraft Heinz	$6,615	$161	$600	$5,854

June 27, 2020
North America	$5,343	$—	$737	$4,606
International	1,305	5	5	1,295

Kraft Heinz	$6,648	$5	$742	$5,901

Year-over-year growth rates
North America	(2.6)%	1.0 pp	(2.5) pp	(1.1)%
International	8.3%	7.9 pp	0.0 pp	0.4%
Kraft Heinz	(0.5)%	2.3 pp	(2.0) pp	(0.8)%

The Kraft Heinz Company

Reconciliation of Net Sales to Organic Net Sales

For the Three Months Ended

(dollars in millions)

(Unaudited)

	Net Sales	Currency	Acquisitions and Divestitures	Organic Net Sales
March 27, 2021
North America	$5,000	$22	$692	$4,286
International	1,394	64	4	1,326

Kraft Heinz	$6,394	$86	$696	$5,612

March 28, 2020
North America	$4,856	$—	$662	$4,194
International	1,301	6	4	1,291

Kraft Heinz	$6,157	$6	$666	$5,485

Year-over-year growth rates
North America	3.0%	0.5 pp	0.3 pp	2.2%
International	7.2%	4.5 pp	(0.1) pp	2.8%
Kraft Heinz	3.9%	1.4 pp	0.2 pp	2.3%

The Kraft Heinz Company

Reconciliation of Net Income/(Loss) to Adjusted EBITDA

For the Year Ended

(dollars in millions)

(Unaudited)

	December 25, 2021	December 26, 2020	December 28, 2019
Net income/(loss)	$1,024	$361	$1,933
Interest expense	2,047	1,394	1,361
Other expense/(income)	(295)	(296)	(952)
Provision for/(benefit from) income taxes	684	669	728

Operating income/(loss)	3,460	2,128	3,070
Depreciation and amortization (excluding restructuring activities)	910	955	985
Divestiture-related license income	(4)	—	—
Restructuring activities	84	15	102
Deal costs	11	8	19
Unrealized losses/(gains) on commodity hedges	17	(6)	(57)
Impairment losses	1,634	3,413	1,899
Certain non-ordinary course legal and regulatory matters	62	—	—
Equity award compensation expense (excluding restructuring activities)	197	156	46

Adjusted EBITDA	$6,371	$6,669	$6,064

The Kraft Heinz Company

Reconciliation of Net Income/(Loss) to Adjusted EBITDA

For the Three Months Ended

(dollars in millions)

(Unaudited)

	March 26, 2022	December 25, 2021	September 25, 2021	June 26, 2021	March 27, 2021
Net income/(loss)	$781	$(255)	$736	$(25)	$568
Interest expense	242	604	415	613	415
Other expense/(income)	(98)	(104)	(138)	(23)	(30)
Provision for/(benefit from) income taxes	190	(265)	143	670	136

Operating income/(loss)	1,115	(20)	1,156	1,235	1,089
Depreciation and amortization (excluding restructuring activities)	217	233	228	227	222
Divestiture-related license income	(14)	(4)	—	—	—
Restructuring activities	19	32	15	19	18
Deal costs	8	3	2	(1)	7
Unrealized losses/(gains) on commodity hedges	(92)	29	27	(2)	(37)
Impairment losses	55	1,291	—	113	230
Certain non-ordinary course legal and regulatory matters	—	—	—	62	—
Equity award compensation expense (excluding restructuring activities)	34	42	51	53	51

Adjusted EBITDA	$1,342	$1,606	$1,479	$1,706	$1,580

The Kraft Heinz Company

Reconciliation of Net Income/(Loss) to Adjusted EBITDA

For the Three Months Ended

(dollars in millions)

(Unaudited)

	December 26, 2020	September 26, 2020	June 27, 2020	March 28, 2020
Net income/(loss)	$1,034	$598	$(1,652)	$381
Interest expense	328	314	442	310
Other expense/(income)	(64)	(73)	(78)	(81)
Provision for/(benefit from) income taxes	252	308	(51)	160

Operating income/(loss)	1,550	1,147	(1,339)	770
Depreciation and amortization (excluding restructuring activities)	233	232	247	243
Restructuring activities	3	8	4	—
Deal costs	(1)	9	—	—
Unrealized losses/(gains) on commodity hedges	(53)	(70)	(26)	143
Impairment losses	14	300	2,873	226
Equity award compensation expense (excluding restructuring activities)	42	41	40	33

Adjusted EBITDA	$1,788	$1,667	$1,799	$1,415

The Kraft Heinz Company

Reconciliation of Adjusted EBITDA to Constant Currency Adjusted EBITDA

For the Year Ended

(dollars in millions)

(Unaudited)

	Adjusted EBITDA	Currency	Constant Currency Adjusted EBITDA
December 25, 2021
North America	$5,576	$28	$5,548
International	1,066	50	1,016
General corporate expenses	(271)	(2)	(269)

Kraft Heinz	$6,371	$76	$6,295

December 26, 2020
North America	$5,946	$—	$5,946
International	1,058	11	1,047
General corporate expenses	(335)	—	(335)

Kraft Heinz	$6,669	$11	$6,658

Year-over-year growth rates
North America	(6.2)%	0.5 pp	(6.7)%
International	0.7%	3.7 pp	(3.0)%
General corporate expenses	(19.1)%	0.6 pp	(19.7)%
Kraft Heinz	(4.5)%	0.9 pp	(5.4)%

The Kraft Heinz Company

Reconciliation of Adjusted EBITDA to Constant Currency Adjusted EBITDA

For the Year Ended

(dollars in millions)

(Unaudited)

	Adjusted EBITDA	Currency	Constant Currency Adjusted EBITDA
December 26, 2020
North America	$5,946	$(5)	$5,951
International	1,058	(10)	1,068
General corporate expenses	(335)	(1)	(334)

Kraft Heinz	$6,669	$(16)	$6,685

December 28, 2019
North America	$5,316	$—	$5,316
International	1,004	13	991
General corporate expenses	(256)	—	(256)

Kraft Heinz	$6,064	$13	$6,051

Year-over-year growth rates
North America	11.8%	(0.1) pp	11.9%
International	5.4%	(2.4) pp	7.8%
General corporate expenses	31.0%	0.2 pp	30.8%
Kraft Heinz	10.0%	(0.5) pp	10.5%

The Kraft Heinz Company

Reconciliation of Adjusted EBITDA to Constant Currency Adjusted EBITDA

For the Three Months Ended

(dollars in millions)

(Unaudited)

	Adjusted EBITDA	Currency	Constant Currency Adjusted EBITDA
March 26, 2022
North America	$1,173	$—	$1,173
International	242	(9)	251
General corporate expenses	(73)	1	(74)

Kraft Heinz	$1,342	$(8)	$1,350

March 27, 2021
North America	$1,367	$—	$1,367
International	283	1	282
General corporate expenses	(70)	—	(70)

Kraft Heinz	$1,580	$1	$1,579

Year-over-year growth rates
North America	(14.2)%	0.0 pp	(14.2)%
International	(14.4)%	(3.6) pp	(10.8)%
General corporate expenses	4.5%	(1.9) pp	6.4%
Kraft Heinz	(15.1)%	(0.6) pp	(14.5)%

The Kraft Heinz Company

Reconciliation of Adjusted EBITDA to Constant Currency Adjusted EBITDA

For the Three Months Ended

(dollars in millions)

(Unaudited)

	Adjusted EBITDA	Currency	Constant Currency Adjusted EBITDA
December 25, 2021
North America	$1,445	$4	$1,441
International	245	2	243
General corporate expenses	(84)	1	(85)

Kraft Heinz	$1,606	$7	$1,599

December 26, 2020
North America	$1,628	$—	$1,628
International	261	3	258
General corporate expenses	(101)	—	(101)

Kraft Heinz	$1,788	$3	$1,785

Year-over-year growth rates
North America	(11.2)%	0.2 pp	(11.4)%
International	(6.4)%	(0.4) pp	(6.0)%
General corporate expenses	(16.4)%	(0.9) pp	(15.5)%
Kraft Heinz	(10.2)%	0.2 pp	(10.4)%

The Kraft Heinz Company

Reconciliation of Adjusted EBITDA to Constant Currency Adjusted EBITDA

For the Three Months Ended

(dollars in millions)

(Unaudited)

	Adjusted EBITDA	Currency	Constant Currency Adjusted EBITDA
September 25, 2021
North America	$1,273	$5	$1,268
International	252	9	243
General corporate expenses	(46)	(1)	(45)

Kraft Heinz	$1,479	$13	$1,466

September 26, 2020
North America	$1,466	$—	$1,466
International	277	3	274
General corporate expenses	(76)	—	(76)

Kraft Heinz	$1,667	$3	$1,664

Year-over-year growth rates
North America	(13.1)%	0.4 pp	(13.5)%
International	(9.1)%	2.2 pp	(11.3)%
General corporate expenses	(39.5)%	0.2 pp	(39.7)%
Kraft Heinz	(11.3)%	0.6 pp	(11.9)%

The Kraft Heinz Company

Reconciliation of Adjusted EBITDA to Constant Currency Adjusted EBITDA

For the Three Months Ended

(dollars in millions)

(Unaudited)

	Adjusted EBITDA	Currency	Constant Currency Adjusted EBITDA
June 26, 2021
North America	$1,491	$14	$1,477
International	286	23	263
General corporate expenses	(71)	(1)	(70)

Kraft Heinz	$1,706	$36	$1,670

June 27, 2020
North America	$1,588	$—	$1,588
International	275	2	273
General corporate expenses	(64)	—	(64)

Kraft Heinz	$1,799	$2	$1,797

Year-over-year growth rates
North America	(6.1)%	0.9 pp	(7.0)%
International	4.1%	7.5 pp	(3.4)%
General corporate expenses	10.9%	2.2 pp	8.7%
Kraft Heinz	(5.2)%	1.8 pp	(7.0)%

The Kraft Heinz Company

Reconciliation of Adjusted EBITDA to Constant Currency Adjusted EBITDA

For the Three Months Ended

(dollars in millions)

(Unaudited)

	Adjusted EBITDA	Currency	Constant Currency Adjusted EBITDA
March 27, 2021
North America	$1,367	$5	$1,362
International	283	16	267
General corporate expenses	(70)	(1)	(69)

Kraft Heinz	$1,580	$20	$1,560

March 28, 2020
North America	$1,264	$—	$1,264
International	245	3	242
General corporate expenses	(94)	—	(94)

Kraft Heinz	$1,415	$3	$1,412

Year-over-year growth rates
North America	8.1%	0.4 pp	7.7%
International	15.5%	5.3 pp	10.2%
General corporate expenses	(25.9)%	1.3 pp	(27.2)%
Kraft Heinz	11.6%	1.2 pp	10.4%